UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
o	Preliminary Information Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

_______________

LG HOLDING CORPORATION
(Name of Registrant as Specified in Its Charter)

_______________

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LG HOLDING CORPORATION
1840 Gateway Drive, Suite 200
Foster City, CA 94404

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

The purpose of this letter is to inform you that the Board of Directors of LG Holding Corporation, a Colorado corporation (hereinafter referred to as “our company” or “LGHC”), and the holders of a majority of the outstanding shares of our common stock, have approved the following corporate actions by written consent in lieu of a meeting pursuant to the corporation’s by-laws and applicable Colorado law:

The Merger of our company pursuant to which we will merge with and into our wholly-owned subsidiary, Mikojo Incorporated, a Delaware corporation (“Mikojo”) , which will result in:

•	a change of domicile of our company from the State of Colorado to the State of Delaware;

•	a change of the name of our company from LG Holding Corporation to MikojoIncorporated

•
your right to receive one (1) share of common stock, par value $0.0001 per share, of Mikojo for each one (1) share of our common stock, par value $0.001 per share, owned by you as of the effective time of the Merger;

•	the persons presently serving as our executive officers and directors serving in their same respective positions with Mikojo;

•
  the adoption of Mikojo’s Certificate of Incorporation under the laws of the State of Delaware, pursuant to which our authorized capital stock will be 100,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.0001 per share and no preferred stock and   the adoption of new Bylaws under the laws of the State of Delaware.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to stockholders of LG Holdiings, Inc. for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effected until at least twenty (20) calendar days after the mailing of this Information Statement to the stockholders of LG Holding Corporation. The Merger described above will be effective after the expiration of such twenty (20) day period, at such time as Articles of Merger are filed with the Secretary of State of Colorado and a Certificate of Merger is filed with the Secretary of State of Delaware, respectively, to effect the Merger, which will have the effects summarized above and described in more detail in the accompanying Information Statement.

Under Colorado law, stockholders may dissent from, and demand cash payment of, the fair value of their shares in respect of (i) a merger or consolidation of the corporation, if the stockholder is entitled to vote on the merger or consolidation, (ii) a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution, if the stockholder is entitled to vote on the disposition, and (iii) an amendment of the articles of incorporation with respect to a class or series of shares which reduces the number of shares of a class or series owned by the stockholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created.  Subject to certain exceptions, the holders of a class or series of shares of a Colorado corporation have no dissenters’ rights in the case of a merger or consolidation if that class or series of shares is either listed on the New York Stock Exchange or the American Stock Exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or if such class or series of shares is held of record by at least 2,000 stockholders and the market value of the outstanding shares of that series or class is at least $10 million (as determined exclusive of shares held by certain insiders and beneficial owners holding more than 10 percent of those shares).

July 24, 2009

By Order of the Board of Directors

/s/ James Cates
James Cates
President

LG HOLDING CORPORATION
1840 Gateway Drive, Suite 200
Foster City, CA 94404

INFORMATION STATEMENT
July 24, 2009

This Information Statement is being mailed to the stockholders of LG Holding Corporation, a Colorado corporation (hereinafter referred to as “our company” or “LGHC”), on or about August __, 2009 in connection with the corporate actions referred to below.  On July 24, 2009, our Board of Directors and the holders of a majority of the issued and outstanding shares of our common stock, par value $0.001 per share, entitled to vote on the matters set forth herein (the “Consenting Stockholders”) approved such matters.  Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions.  No other stockholder approval is required.  The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on July 23, 2009 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTIONS

The Colorado Statutes permit the holders of a majority of the outstanding shares of our common stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of our stockholders.  On July 24, 2009, the Consenting Stockholders, who hold an aggregate of 16,514,816 shares of our common stock, representing approximately 60% of the total shares of our common stock entitled to vote on the matters set forth below, consented in writing, without a meeting, to the matters described below.  As a result, no further votes will be needed to approve the matters set forth herein.  As of the Record Date, we had outstanding 27,530,600 shares of our common stock.

Our Board of Directors and the Consenting Stockholders have consented to the adoption of the Agreement and Plan of Merger between our company and our wholly-owned subsidiary, Mikojo Incorporated, a Delaware corporation(“Mikojo”) in the form of Exhibit A attached to this Information Statement (the “Merger Agreement”).  The Merger Agreement provides for the merger of our company with and into Mikojo (the “Merger”), and will result in:

•	a change of domicile of our company from the State of Colorado to the State of Delaware;

•	a change of the name of our company from LG Holding Corporation to Mikojo Incorporated;

•
your right to receive one (1) share of common stock, par value $0.0001 per share, of Mikojo for each one (1) share of our common stock, par value $0.001 per share, owned by you as of the effective time of the Merger;

•	the persons presently serving as our executive officers and directors serving in their same respective positions with Mikojo;

•
the adoption of Mikojo’s Certificate of Incorporation under the laws of Delaware in the form of Exhibit B attached to this Information Statement, pursuant to which our authorized capital stock will be 100,000,000 shares of authorized capital stock, consisting of 100,000,000 shares of common stock, par value $0.0001 per share, and no preferred and   the adoption of new Bylaws under the laws of the State of Delaware in the form of Exhibit C attached to this Information Statement.

We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.

YOU HAVE THE RIGHT TO EXERCISE APPRAISAL RIGHTS UNDER APPLICABLE COLORADO STATUTES AND TO OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF LG HOLDING CORPORATION, A COLORADO CORPORATION, INC. COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE COLORADO LAW.  FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “DISSENTERS’ RIGHT OF APPRAISAL” AND EXHIBIT D HERETO, WHICH SETS FORTH THOSE STATUTES.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial stock ownership as of August 29, 2007 of (i) all persons known to us to be beneficial owners of more than 5% of our outstanding common stock; (ii) each director of our company and our executive officers, and (iii) all of our officers and directors as a group.  Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.

     Each stockholder’s percentage ownership is based on 27,530,600 shares of our common stock outstanding as of July 20, 2009.

	Amount and Nature of Beneficial
	Ownership
		Notes Convertible
		and Options and
		Warrants
		Exercisable Within
Name of Beneficial Owner	Shares	60 Days	Percent of Class
Holders of More than 5%

Accelerated Venture Partners LLC (1) 1840 Gateway Dr. Suite 200 Foster City, CA 94404	10,880,816	0	39.52%

Computing Services Support Solutions, Inc. 5777 W. Century Blvd., Suite 1185 Los Angeles, CA 90045	2,663,016	0	9.67%
Daniel Benton Unit 7/16 Markeri Street Mermaid Beach, QLD, Australia 4218	900,000	0	3.27%
Adam John Nettlefold Unit 7/16 Markeri Street Mermaid Beach, QLD, Australia 4218	5,634,000	0	20.46%

Directors and Executive Officers
James Cates, President, Secretary, CEO 550 Moreland Way, # 1210 Santa Clara, CA 95054	756,168	0	2.75%

Timothy Neher, Treasurer, CFO (1) 1840 Gateway Dr. Suite 200 Foster City, CA 94404	10,880,816	0	39.52%

Adam John Nettlefold, COO
Unit 7/16 Markeri Street Mermaid Beach, QLD, Australia 4218	5,634,000	0	20.46%

Dr. K. Narayanaswamy, CTO (2)
5777 W. Century Blvd., Suite 1185 Los Angeles, CA 90045	2,663,016		9.67%

All executive officers and directors as a group (4 persons)	20,077,832	0	72.93%

CHANGE IN CONTROL

On July 20, 2009, LG Holding Corporation, a Colorado corporation (“LG”), LG Acquisition Corporation, a Colorado corporation and newly-formed wholly-owned subsidiary of LG (“Merger Sub”), and Mikojo Incorporated, a Delaware corporation, (“Mikojo”) entered into a merger agreement (the “Merger Agreement”) whereby Merger Sub merged with and into Mikojo (the “Merger”), with Mikojo remaining as the surviving corporation.  In connection with the Merger, the stockholders of Mikojo exchanged all of their Mikojo stock for a total of 26,000,000 shares of common stock of LG.  Immediately prior to the Merger, certain existing shareholders of LG tendered a total of 29,360,000 shares of LG’s common stock to the company for cancellation, leaving 1,530,600 issued and outstanding LG common shares including 1,000,000 shares of Common Stock which were escrowed pursuant to the promissory notes issued by the Company.  As a result, following the Merger LG had 27,530,600 shares of its common stock issued and outstanding, of which approximately 97% were held by the former shareholders of Mikojo.  This transaction resulted in a change of control of the Company.

INCORPORATION IN DELAWARE

Background

On July 24, 2009, our Board of Directors and the Consenting Stockholders approved the Merger Agreement, which provides for, among other things, the change of our domicile from the State of Colorado to the State of Delaware, the change of our name from LG Holding Corporation to Mikojo Incorporated.; the adoption of Mikojo’s Certificate of Incorporation and Bylaws under the State of Delaware and the issuance of one (1) share of common stock, par value $0.0001 per share, of Mikojo for each one (1) share of our company’s common stock, par value $0.001 per share, owned by you as of the effective time of the Merger.

Questions and Answers

The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its exhibits.

Q:	Why are we reincorporating in Delaware?

A:
We believe the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions.  Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions.  Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors.

Q:	Why are we not soliciting proxies to approve the reincorporation?

A:
Our Board of Directors has already approved the Merger and has received the written consent of stockholders owning a majority of our outstanding shares of common stock, without the need to solicit votes.  Under Colorado law, this transaction may be approved by the written consent of a majority of the shares entitled to vote, without the necessity of convening a formal meeting of stockholders.  Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents to us a substantial cost savings.

Q:	What are the principal features of the Merger?

A:
The reincorporation will be accomplished by merging LG Holding Corporation, a Colorado corporation with and into our wholly-owned subsidiary, Mikojo Incorporated, a Delaware corporation.  The Certificate of Incorporation of Mikojo will become the Certificate of Incorporation of the surviving entity.  One (1) new share of Mikojo common stock will be issued in exchange for each one (1) outstanding share of our common stock held by our shareholders at the effective time of the Merger.  Shares of Mikojo will be eligible to be quoted on the Over-the-Counter Bulletin Board beginning on or about the effective date of the Merger under a new CUSIP number and trading symbol that have not yet been assigned.

Q:	What are the differences between Delaware and Colorado law?

A:
There are some differences between the laws of the State of Colorado and State of Delaware that impact your rights as a stockholder.  For information regarding the differences between the corporate laws of the State of Delaware and those of the State of Colorado, please see “Significant Changes Caused by the Reincorporation.”

Q:	How will the Merger affect my ownership?

A:	Your proportionate ownership interest will not be affected by the Merger.

Q:	How will the Merger affect our officers, directors and employees?

A:	Our officers, directors and employees will become the officers, directors and employees of Mikojo after the effective date of the Merger.

Q:	What do I do with my stock certificates?

A:
Delivery of your certificates issued prior to the effective date of the reincorporation will constitute “good delivery” of shares in transactions subsequent to reincorporation.  Certificates representing shares of Mikojo will be issued with respect to transfers occurring after the Merger.  New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.  IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF MIKOJO.  OUTSTANDING STOCK CERTIFICATES OF LG HOLDING CORPORATION SHOULD NOT BE DESTROYED OR SENT TO US.

Q:	What if I have lost my certificate?

A:
If you have lost your certificate, you can contact our transfer agent to have a new certificate issued.  You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale or transfer.  Our transfer agent may be reached at:

Corporate Stock Transfer 3200 Cherry Creek Drive South Suite 430 Denver, CO 80209 Tel. (303) 282-4800

Q:	Can I require the company to purchase my stock?

Yes. Under Colorado law, you are entitled to appraisal and purchase of your stock as a result of the MERGER. See the section entitled “Dissenters’ Right of Appraisal.”

Q:	Who will pay the costs of MERGER?

A:
We will pay all of the costs of THE MERGER, including the costs of preparing and distributing this Information Statement.  We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.  We do not anticipate contracting for other services in connection with the reincorporation.

Q:	Will I have to pay taxes on the new certificates?

A:
We believe the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of Mikojo that you had in your shares of our common stock.  However, every stockholder’s tax situation is different, and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, THE MIKOJO INCORPORATED, A DELAWARE CORPORATION, CERTIFICATE OF INCORPORATION AND BYLAWS, AND BY THE APPLICABLE PROVISIONS OF COLORADO CORPORATE LAW AND DELAWARE CORPORATE LAW.

Background and Purpose

The following discussion summarizes the important aspects of our merger.  This summary does not include all of the provisions of the Merger Agreement, the Certificate of Incorporation of Mikojo or the Bylaws of Mikojo, the forms of which are attached as Exhibits A, B and C, respectively.  Copies of the Articles of Incorporation and the Bylaws of LG Holding Corporation, a Colorado corporation are available for inspection at our principal office, and we will send copies to stockholders upon request.

Principal Reasons for Incorporation in Delaware

We believe that incorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business.  Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors.   For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.  As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed.  Because of Delaware’s longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.  It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs.   For a discussion of some differences in stockholders’ rights and the powers of management under Delaware law and Colorado law, see “Significant Changes Caused by the Reincorporation.”

Principal Features of the Merger

Pursuant to the Merger Agreeement, the merger will be effected by our merger with and into Mikojo, our wholly-owned subsidiary, which was incorporated in Delaware.  Mikojo, which will be the surviving entity, has been our principal and only operating subsidiary since July 20, 2009.   Our Board of Directors has approved, and recommended to our stockholders, and the holder of a majority of our outstanding shares of common stock has adopted and approved, the Merger Agreement pursuant to which our company will be merged with and into Mikojo.  This Information Statement summarizes the material terms of the Merger Agreement, as well as the Certificate of Incorporation and Bylaws of Mikojo, the successor Delaware company under which our business will be conducted after the merger.  The full texts of the Merger Agreement, the Certificate of Incorporation and Bylaws are attached as Exhibits A, B and C, respectively.  Upon effectiveness of the merger, LG Holding Corporation, a Colorado corporation will be merged with and into Mikojo pursuant to the Merger Agreement, resulting in a change of our state of incorporation from Colorado to Delaware.  We will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of Mikojo, which will replace our current Articles of Incorporation and Bylaws.  These changes may alter the rights of our stockholders.  See “Significant Changes Caused by the Reincorporation.”

Effective Date of Merger.

The effectiveness of the reincorporation is conditioned upon the filing of Articles of Merger with the State of Colorado and a Certificate of Merger with the State of Delaware.  We anticipate the reincorporation will become effective twenty (20) days after the date of mailing of this Information Statement.  As a result of the reincorporation, we will cease our corporate existence in the State of Colorado.

No Change in Business, Management, Board Members, Assets or Liabilities.

The merger will not result in any changes in our business, management, assets, liabilities or net worth.  Upon completion of the merger, Mikojo will succeed by operation of law to all of our business, assets and liabilities.  The Board of Directors and officers of Mikojo will consist of the same persons serving as our directors and officers prior to the reincorporation.  Our daily business operations will continue at our principal executive offices at 1840 Gateway Drive, Suite 200, Foster City, CA 94404.

Exchange of Stock Certificates.

IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF MIKOJO; OUTSTANDING STOCK CERTIFICATES OF OUR COMPANY SHOULD NOT BE DESTROYED OR SENT TO US.  The common stock of Mikojo will be quoted on the OTC Bulletin Board, which will consider the existing stock certificates as constituting “good delivery” in transactions subsequent to the reincorporation.

Significant Changes Caused by the Merger

Although the corporate statutes of Colorado and Delaware are similar, certain differences exist. The most significant differences and/or material provisions, in the judgment of the management of LG Holding Corporation, are summarized below. Stockholders should refer to the DGCL and the Colorado Statutes to understand how these laws apply to LGHC-Colorado and Mikojo.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

COLORADO	DELAWARE

VOTE REQUIRED FOR ELECTION OF DIRECTORS

The Colorado Bylaws provide that a majority of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

The Delaware Bylaws provide that a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

ACTION BY SHAREHOLDERS WITHOUT A MEETING

The Colorado Bylaws provide that, unless authorized by the Articles of Incorporation, written consent of shareholders must be signed by holders of all outstanding shares entitled to vote. The Company’s Articles of Incorporation does not provide for such authorization.

Consistent with the DGCL which, unlike the CBCA, permits stockholder action to be taken by less than unanimous written consent, the Delaware Bylaws provide that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In addition, consistent with DGCL requirements, the Delaware Bylaws contain the following two provisions which are not provided for by the Colorado Bylaws: (i) in order to be effective, all written consents must be delivered to Mikojo Incorporated within 60 days of the earliest dated consent delivered to Mikojo Incorporated, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Mikojo Incorporated.

REMOVAL OF DIRECTORS

The CBCA provides that any director may be removed, with or without cause, by the Company shareholders if the votes cast in favor of removal exceed the votes cast against removal. Under the Bylaws, the required vote for removal is the majority of the shares entitled to vote on election of directors, except if a director to be removed was elected by a voting group of shareholders, in which case only the shareholders of that voting group may participate in the vote to remove that director.
The DGCL and Mikojo Incorporated’s Bylaws allow for the removal, with or without cause, of any or all members of the Board by the vote of the holders of the majority of shares entitled to vote.

INDEMNIFICATION

Neither the Colorado Articles of Incorporation nor the Colorado Bylaws provide for any indemnification of officers and directors of the Company.
The Certificate of Incorporation of Mikojo Incorporated provides that the officers and directors of Mikojo Incorporated are to be indemnified to the fullest extent permitted by Delaware law. The Delaware Bylaws do not contain the following provisions that were expressly required by Colorado law (but not by Delaware law): (i) limiting indemnification of a director or officer with respect to a personal benefit improperly received or (ii) the requirement of a notice to stockholders in the event of indemnification of, or advancement of expenses to, directors of the corporation in connection with a proceeding by or in the right of the corporation. In addition, the Delaware Bylaws do not expressly prohibit indemnification of an officer or employee if the officer or employee is adjudged to be liable for gross negligence or willful misconduct.

NOTICE OF ADJOURNMENTS AND OTHER ACTIONS

The Colorado Bylaws require that written notice of an annual or special meeting of shareholders shall be given to the shareholders of record not less than ten (10) nor more than fifty (50) days before the date of the meeting, provided that if the authorized shares are to be increased, at least thirty (30) days notice shall be given.

The Delaware Bylaws provide for the same notice requirements as the Colorado Bylaws, except that in the case of adjournments the notice period was changed to a 30-day notice to reflect the requirements of the DGCL.

RECORD DATE

The Colorado ByLaws provide that the corporation may set a record date for shares entitled to vote at any shareholder meeting which is not more than fifty (50) nor more than ten (10) days prior to the meeting date. The CBCA provides that with respect to all actions requiring the fixing of a record date (including distributions) other than a shareholder action by written consent, the record date is not to be more than 70 days before the meeting or action requiring a determination of shareholders. With respect to a shareholder action by written consent, the record date is the date on which a writing upon which the action is taken is first received by the Company.

Consistent with the DGCL, the Delaware Bylaws differ with respect to the Colorado Bylaws in the following ways: (i) the Delaware Bylaws provide that the record date is not to precede the date upon which the resolution fixing the record date is adopted by the Board, (ii) when applicable, the record date is not to be more than 60 days before the meeting or action requiring determination of stockholders, except in the case of an action by written consent, the record date for which must be not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board, and (iii) in the case of a stockholder meeting, in addition to the maximum limit of the record date being not more than 60 days before the meeting, a minimum limit applies to the record date of not less than 10 days before the meeting.

AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Under the CBCA, amendments to the Company’s Articles of Incorporation (other than certain ministerial amendments that may be made by the Board without shareholder action) may be proposed by the Board or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the Board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

In accordance with the DGCL, amendments to the Delaware Certificate of Incorporation generally require that the Board adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a Vote of the stockholders (i.e., stockholders are not entitled to enact an amendment to the Delaware Certificate of Incorporation without any Board action).

AMENDMENT TO THE BYLAWS

The Colorado Bylaws provide that the Board may amend such bylaws at any duly noticed special meeting of the Board provided notice of such amendment is contained in the notice of the meeting.
The stockholders of Mikojo Incorporated adopt, amend or repeal its Bylaws. Mikojo Incorporated’s Certificate of Incorporation provides that the Board also may amend, restate or repeal its bylaws. The fact that such power has been so conferred upon the Board does not divest the stockholders of the power, nor limit the stockholders’ power to adopt, amend or repeal bylaws.

“BLANK CHECK” PREFERRED STOCK

The Colorado Articles of Incorporation provides for the issuance of up to 1,000,000 shares of blank check preferred stock. The rights and limitations of the preferred stock are to the fullest extent permitted by Colorado  law, and the Board may, without the need for  further shareholder approval, issue shares of preferred stock in one or more series, and fix for each series the number, dividend rights, conditions of redemption, rights on dissolution,  conversion privileges and other rights and limitations to the extent permitted by applicable Colorado law. The Board would also be permitted to fix whether or not the holders of shares of a series of preferred stock will have voting rights and the terms of those voting rights, in addition to the voting rights provided by Colorado law. The authorized shares of preferred stock may be used for any proper corporate purpose approved by the Board. Their availability enables the Board to act with flexibility and dispatch when favorable capital  raising or acquisition opportunities arise which permit the use of equity securities other than common stock. Under certain circumstances, the preferred stock could have anti-takeover effects. The terms of the preferred stock, and in the case of the Company, the ability of the Board to give the preferred stock a wide array of voting rights, could discourage or thwart persons seeking to effect a takeover or otherwise gain control of the Company.
Mikojo’s current Certificate of Incorporation does not provide for the issuance of preferred stock of any type.

DISSOLUTION

Under the CBCA, the Board may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The Board must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the Board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. Following such Board action, and proper notice to all shareholders, the Company may be dissolved upon the affirmative vote of the majority of shareholders in each voting group entitled to vote.
Mikojo Incorporated will be subject to the same voting requirement with respect to a dissolution of Mikojo Incorporated as the Company.

DIVIDENDS

The Colorado Articles of Incorporation permit the Board to declare dividends from funds legally available for that purpose at any regular or special meeting. This provision is subject to the CBCA requirement that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

The Delaware Certificate of Incorporation provides that the Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock. The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.
The DGCL defines surplus as the excess of the net assets of the corporation over the capital of the corporation. Unless the corporation’s Board determines otherwise, the capital of the corporation is equal to the aggregate par value of the shares of stock having par value. Therefore, the provision with respect to dividends in the Delaware Certificate of Incorporation is subject to the DGCL requirement that permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

CORPORATE RECORDS (FORM OF RECORDS)

Under the CBCA, the Company is required to keep as permanent records minutes of all meetings of the shareholders and the Board of the Company, a record of all actions taken by the shareholders or the Board of the Company without a meeting, a record of all actions taken by a committee of the Board of the Company, and a record of all waivers of notices of meetings of shareholders and of the Board of the Company or any committee of the Board. In addition, the CBCA requires the Company to keep specific records at its principal office, including the Colorado Articles of Incorporation, the Colorado Bylaws and the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years.

Consistent with the DGCL, the Delaware Certificate of Incorporation provides that any records maintained by Mikojo Incorporated in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The DGCL does not require that Mikojo Incorporated keep any specific records at any particular place or for a specific period of time.

EXAMINATION OF BOOKS AND RECORDS

Under the CBCA, any record or beneficial shareholder of the Company may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of Board of the Company, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Under the DGCL, the inspection rights of the stockholders of Mikojo Incorporated are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if Mikojo Incorporated refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

BUSINESS COMBINATION STATUTE

The CBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with “interested stockholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock). To the extent Mikojo Incorporated is listed on a national securities exchange or authorized for quotation on NASDAQ NMS, or the shares of Mikojo Incorporated are held of record by more than 2,000 stockholders (as is the case), Mikojo Incorporated and its stockholders would be subject to Section 203 of the DGCL.

DISSENTERS’ AND APPRAISAL RIGHTS

Under the CBCA, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. Dissenters’ rights in Colorado are available to both record holders and beneficial holders.

The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available to record holders only.

DERIVATIVE ACTIONS

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants’ reasonable expenses attributable to the defense of such action, exclusive of attorney’s fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such action, but not including attorney’s fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

The DGCL’s requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the DGCL does not impose (i) the reasonable cause requirement or (ii) the security requirement imposed by the CBCA.

REACQUISITION OF STOCK BY THE CORPORATION

Under the CBCA, the Company may acquire its own shares, subject to certain limitations, and except in certain circumstances, such shares will constitute authorized but unissued shares.
The DGCL requires that (i) all repurchases of shares by Mikojo Incorporated be made of out of surplus and (ii) a purchase of shares redeemable at the option of Mikojo Incorporated not be made for more than the price at which the shares may then be redeemed. Under the DGCL, shares of stock issued by Mikojo Incorporated as fully paid and afterwards reacquired by Mikojo Incorporated without applying “capital” in connection with such reacquisition have the status of “treasury shares” if the Board does not by resolution retire the shares reacquired.

FRANCHISE TAX

There is no franchise tax in Colorado.	The DGCL requires corporations to pay franchise tax annually (the current maximum is $165,000 a year).

This information statement merely summarizes certain differences between the corporation laws of Colorado and Delaware.  Many provisions of the CBCA and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects.  The discussion contained in this Information Statement is not a substitute for direct reference to the statutes themselves or for professional interpretation of them.  In addition, the foregoing summaries of Mikojo’s Certificate of Incorporation and By-laws are qualified by reference to the full text of Mikojo’s Certificate of Incorporation and By-laws, which are attached hereto as Exhibit B and Exhibit C, respectively, and are incorporated by reference herein.

Certain Federal Income Tax Consequences of the Reincorporation

The following is a discussion of certain federal income tax consequences to holders of our common stock who receive shares of Mikojo common stock in exchange for their LGHC-Colorado common stock as a result of the Merger.  The discussion is based on the Internal Revenue Code of 1986, as amended (“Code”), and laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder.  In view of the varying nature of such tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Merger, including the applicability of federal, state, local or foreign tax laws.

We believe that, for federal income tax purposes, no gain or loss will be recognized by our company, Mikojo or our stockholders who receive Mikojo common stock for their shares of our common stock in connection with the reincorporation.  The aggregate tax basis of the shares of Mikojo common stock received by a stockholder of our company as a result of the reincorporation will be the same as the stockholder’s aggregate tax basis in the shares of our common stock converted into such shares of Mikojo common stock.  A stockholder who holds our common stock will include in his holding period for the

Mikojo common stock that he receives as a result of the reincorporation, his holding period for our common stock.

Because of the complexity of the capital gains and loss provisions of the Code and the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory dissenters’ rights should consult their own tax advisors regarding the federal income tax consequences of exercising such rights.  Additionally, state, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION

TO MATTERS TO BE ACTED UPON

None of our officers, directors or any of their respective affiliates has any substantial interest in the proposal to be acted upon.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the SEC.

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-K for the year ended January 31, 2009, as filed with the SEC (“Annual Report”), is incorporated in its entirety by reference into this Information Statement.   This Information Statement is accompanied by a copy of the Annual Report.   We will provide, without charge, to each stockholder as of the record date, upon the written or oral request of the stockholder and by first class mail or other equally prompt means within one business day of our receipt of such request, additional copies of the Annual Report that we have incorporated by reference into this Information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the SEC.  Stockholders should direct the written request to LG Holding Corporation, 1840 Gateway Drive, Suite 200, Foster City, CA 94404, attn. Timothy Neher.

As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consent from the holder of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  This Information Statement is for informational purposes only.  Please read this Information Statement carefully.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at 650-283-2653 or by mail to our address at LG Holding Corporation, 1840 Gateway Drive, Suite 200, Foster City, CA 94404, attn. Timothy Neher.

.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters.  These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

EXHIBIT A

Merger Agreement

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of   _________, 2009, is entered into between LG Holding Corporation, Inc., a Colorado corporation, a public company incorporated in the State of Colorado (the “Company”) and Mikojo Incorporated, a Delaware corporation and a wholly owned subsidiary of the Company (“Mikojo”).

RECITALS

WHEREAS, the board of directors of each of the Company and Mikojo deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Mikojo and that Mikojo be the surviving corporation (the “Merger”); and

WHEREAS, the Company will submit this Agreement for approval by written consent of the holders of shares of common stock, $0.001 par value, of the Company (“common stock”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I

THE MERGER; EFFECTIVE TIME

1.1. The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Mikojo whereupon the separate existence of the Company shall cease.  Mikojo shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Merger and shall continue to be governed by the laws of the State of Delaware.  The Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and in the Corporation Law of the State of Colorado, as amended (the “Colorado Statutes”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2. Effective Time.  Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Merger, the Company and Mikojo shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the “Colorado

Articles of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”).  The Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1. The Certificate of Incorporation.  The certificate of incorporation of Mikojo in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2. The Bylaws.  The bylaws of Mikojo in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1. Officers.  The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2. Directors.  The directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

4.1. Effect of Merger on Capital Stock.  At the Effective Time, as a result of the Merger and without any action on the part of the Company, Mikojo or the shareholders of the Company:

(a)  Each (1) one share of common stock (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) exercising dissenters’ rights pursuant to the relevant provisions of Colorado law issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.0001, of Mikojo (“Delaware common stock”), with the same rights, powers and privileges as the shares so converted and all shares of common stock shall be cancelled and retired and shall cease to exist.

(b)  Each option, warrant or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Mikojo, and (ii) in the case of securities to acquire common stock, converted into the right to acquire one (1) share share of Delaware common stock for each share of common stock that was acquirable pursuant to such option, warrant or other security.  A sufficient number of shares of Delaware common stock shall be reserved for purposes of the exercise of such options, warrants or other securities for each share of common stock so reserved as of the Effective Time.

(c)  Each share of Delaware common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2. Certificates.  At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock (other than Dissenting Shares), options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Delaware common stock, options, warrants or other securities of Mikojo, as the case may be, into which the shares of common stock, options, warrants or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent.  The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware common stock, options, warrants or other securities of Mikojo, as the case may be, evidenced by such outstanding certificate, as above provided.

4.3. Dissenters’ Rights.  No Dissenting Shareholder shall be entitled to shares of Delaware common stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Merger under applicable Colorado law, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the relevant provisions of applicable Colorado Statutes with respect to Dissenting Shares owned by such Dissenting Shareholder.  If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares that would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Delaware common stock pursuant to Section 4.1 hereof.

ARTICLE V

CONDITION

5.1. Condition to Each Party’s Obligation to Effect the Merger.  The respective obligation of each party hereto to effect the Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of common stock pursuant to the Colorado Statutes and the Articles of Incorporation of the Company.

ARTICLE VI

TERMINATION

6.1. Termination.  This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its shareholders.  In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Mikojo, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1. Modification or Amendment.  Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2. Counterparts.  This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3. GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

7.4. Entire Agreement.  This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

7.5. No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6. Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7. Headings.  The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

LG Holding Corporation
a Colorado corporation

By
	Name:	G
Title:

Mikojo Incorporated
a Delaware corporation

By
Name:
Title:

EXHIBIT B

Certificate of Incorporation
of
Mikojo Incorporated
(a Delaware corporation)

CERTIFICATE OF INCORPORATION

OF
MIKOJO INCORPORATED

FIRST:     The name of the corporation is: Mikojo Incorporated

SECOND:    The address of the registered office of the corporation in the State of Delaware is located at: 108 West 13th Street, Wilmington, Delaware 19801, Located in the County of New Castle.  The name of the registered agent at that address is: Business Filings Incorporated

THIRD:            The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH:       The total number of shares of stock which the corporation is authorized to issue is 100000000 shares of common stock having a 0.0001 par value.

FIFTH:                      No director of the corporation shall he personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing clause shall not apply to any liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. This Article shall not eliminate or limit the liability of a director for any act or omission occurring prior to the time this Article became effective.

SIXTH:                      The name and address of the incorporator is Business Filings Incorporated, 8040 Excelsior Dr., Suite 200, Madison, WI 53717.

SEVENTH:                                The name and address of the director of the corporation is:
Adam Nettlefold, 1840 Gateway Drive Suite 200, Foster City, California 94404

I,  the undersigned, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file, and record this Certificate of Incorporation and do certify that the facts herein are true.

/s/ Mark Williams
_______________________________
Business Filings Incorporated,
Incorporator
Mark Williams

Dated:  February 19, 2009

EXHIBIT C

Bylaws
of
Mikojo Incorporated
(a Delaware corporation)

BYLAWS
OF
Mikojo Incorporated
(A Delaware Corporation)

ARTICLE I

STOCKHOLDERS

Section 1.1.  Annual Meetings.  If required by applicable law, an annual meeting of the holders of Common Stock shall be held each year during the month of February or such other month as may be designated by the board of directors (the “Board of Directors”) on such date and at such time and place, if any, either within or outside the State of Delaware, as may be designated by the Board of Directors from time to time.  At such meeting, the holders of the Common Stock shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting.  Holders of non-voting stock may be invited, and to the extent there is a matter on which such holders are entitled to vote, such holders shall be invited to attend the annual meeting, but shall not vote except with respect to matters on which their vote is required by the General Corporation Law of the State of Delaware, as it may be amended (the “DGCL”) or the certificate of incorporation of the Corporation, as it may be amended (the “Certificate of Incorporation”).

Section 1.2.  Special Meetings.

1.2.1.  Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place, if any, either within or outside the State of Delaware as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

1.2.2.  Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such meeting.

Section 1.3.  Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4.  Adjournments.  Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5.  Quorum.  At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6.  Organization.

1.6.1.  The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.6.2.  The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman.

1.6.3.  If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

1.6.4.  The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

Section 1.7.  Inspectors.  Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director’s or officer’s election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

Section 1.8.  Voting; Proxies; Nominations; Stockholder Proposals.

1.8.1.  Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the Certificate of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

1.8.2.  The voting rights of shares of Common Stock shall only be as required by applicable law or the Certificate of Incorporation.

1.8.3.  Nomination of persons to stand for election to the Board of Directors at any annual or special stockholders meeting may be made by the holders of the Corporation’s Common Stock only if written notice of such stockholder’s intent to make such nomination has been given to the Secretary of the Company not later than 30 days prior to the meeting.

1.8.4.  At any meeting of stockholders, a resolution or motion shall be considered for vote only if the proposal is brought properly before the meeting, which shall be determined by the chairman of the meeting in accordance with the following provisions:

1.8.4.1
Notice required by these Bylaws and by all applicable federal or state statutes or regulations shall have been given to, or waived by, all stockholders entitled to vote on such proposal. In the event notice periods of different lengths apply to the same proposed action under different laws or regulations, appropriate notice shall be deemed given if there is compliance with the greater of all applicable notice requirements.

1.8.4.2	Proposals may be made by the Board of Directors as to matters affecting holders of any class of stock issued by the Corporation. Proposals may also be made by the holders of shares of Common Stock.

1.8.4.3
Any proposal made by the Board of Directors or the holders of shares of Common Stock may be made at any time prior to or at the meeting if only the holders of Common Stock are entitled to vote thereon.

1.8.4.4
Holders of Common Stock may only make a proposal with respect to which such holders are entitled to vote. Any proposal on which holders of Common Stock are entitled to vote and concerning which proxies may be solicited by the proponent or by management shall be filed with the Secretary by such dates as may be required by the federal securities proxy rules promulgated by the Securities and Exchange Commission.

1.8.4.5
Any stockholder who gives notice of any stockholder proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any financial interest of such stockholder in the proposal (other than as a stockholder).

Section 1.9.  Fixing Date for Determination of Stockholders of Record.

1.9.1.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

1.9.2.  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

1.9.3.  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.10.  List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law (a) the stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 1.10 to examine the list of stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of stockholders and (b) failure to prepare or make available the list of stockholders shall not affect the validity of actions taken at the meeting.

Section 1.11.  Consent of Stockholders in Lieu of Meeting.  Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective unless, within sixty days of the earliest dated consent delivered to the Corporation in the manner provided by the previous sentence, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner provided by the previous sentence. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Section 1.12.  Meeting by Remote Communication.  If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1.  Powers; Number; Qualifications.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The Board of Directors shall consist of not less than one member, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

Section 2.2.  Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

2.2.1.  Election; Term of Office.  The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the Common Stock. Each director shall hold office until his or her successor is elected and qualified or until his or her death, earlier resignation, removal or disqualification.

2.2.2.  Resignation.  Any director may resign at any time upon notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

2.2.3.  Removal.  Any director or the entire Board of Directors may be removed, with or without cause, by holders of a majority of the voting power of the outstanding shares of the Common Stock. A vacancy on the Board of Directors caused by any such removal may be filled by a majority of the remaining directors at any time before the end of the unexpired term.

2.2.4.  Newly Created Directorships; Vacancies.  Unless otherwise provided in the Certificate of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the affirmative vote of a majority of the remaining members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office.

Section 2.3.  Annual and Regular Meetings.  The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of the holders of Common Stock, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

Section 2.4.  Special Meetings; Notice.

2.4.1.  Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at least two members of the Board of Directors at such time and place as specified in the notice.

2.4.2.  Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least 24 hours prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile, or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

Section 2.5.  Participation in Meetings by Conference Telephone Permitted.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, directors or members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

Section 2.6.  Quorum; Vote Required for Action.  At all meetings of the Board of Directors one-third of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

Section 2.7.  Organization.  The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman’s absence and such other duties as the Board of Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

Section 2.8.  Action by Directors Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9.  Compensation of Directors.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

ARTICLE III

COMMITTEES

Section 3.1.  Committees.  The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3.2.  Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation’s records.

ARTICLE IV

OFFICERS

Section 4.1.   Officers; Election.  The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws provide otherwise. Each officer shall be a natural person who is eighteen years of age or older.

Section 4.2.   Term of Office; Resignation; Removal; Vacancies.  Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer’s predecessor, or until such officer’s earlier death, resignation or removal.

Section 4.3.   Temporary Delegation of Duties.  In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

Section 4.4.   Chairman.  The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

Section 4.5.   Chief Executive Officer.  The Chief Executive Officer (the “CEO”), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

Section 4.6.   President.  If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

Section 4.7.   Vice Presidents.  The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

Section 4.8.   Secretary.  The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

Section 4.9.   Treasurer.  The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

Section 4.10.   Assistant Secretaries and Assistant Treasurers.  The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

 Section 4.11.   Other Officers.  The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 4.12.    Compensation.  The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE V

STOCK

Section 5.1.   Stock Certificates and Uncertificated Shares.  The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.2.   Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.3.   Transfer of Stock.  Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation’s transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by the DGCL. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation’s transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors also may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

Section 5.4.   Preferred Stock.  Shares of preferred stock shall be issued by the Corporation only after filing a Preferred Stock Designation described in paragraph (c) of the Fourth Article of the Corporation’s Certificate of Incorporation with the Delaware Secretary of State and satisfying all other requirements of the Certificate of Incorporation and the DGCL with respect thereto.

Section 5.5.   Holders of Record.  The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be allowed by these Bylaws or required by the laws of Delaware.

ARTICLE VI

EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

Section 6.1.   Execution of Instruments.  Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

Section 6.2.   Checks and Endorsements.  All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

Section 6.3.   Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation’s credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

Section 6.4.   Voting of Securities and Other Entities.  Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

ARTICLE VII

DIVIDENDS AND OTHER DISTRIBUTIONS

Section 7.1.   Dividends and Other Distributions.  Subject to the provisions of the DGCL, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

ARTICLE VIII

MISCELLANEOUS

Section 8.1.   Fiscal Year.  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 8.2.   Seal.  The Corporation may have a corporate seal and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

Section 8.3.   Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

Section 8.4.   Indemnification of Directors and Officers.

8.4.1.    Directors and Officers.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (a “Covered Person”), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

8.4.2.    Prepayment of Expenses.  The Corporation shall to the fullest extent not prohibited by applicable law promptly pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified under this Section 8.4 or otherwise.

8.4.3.    Nonexclusivity of Rights.  The rights conferred on any Covered Person by this Section 8.4 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

8.4.4.    Other Sources.  The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

8.4.5.    Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Section 8.4 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

8.4.6.    Other Indemnification and Prepayment of Expenses.  This Section 8.4 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify persons other than Covered Persons and to advance expenses to such other persons when and as authorized by appropriate corporate action.

8.4.7.    Insurance.  The Corporation may purchase and maintain insurance on behalf of any person that the Corporation is permitted to indemnify in accordance with these Bylaws against any liability asserted against any such person and incurred by such person whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity interest through stock ownership or otherwise.

8.4.8.    Selection of Counsel.  Notwithstanding any other provision of this Section 8.4, the Corporation may condition the right to indemnification of, and the advancement of expenses to, a Covered Person on its right to select legal counsel representing such Covered Person on the terms of this Subsection 8.4.8. The Corporation shall have the right to select counsel for any Covered Person in any legal action that may give rise to indemnification under this Section 8.4 provided that: (a) the Corporation consults with the Covered Person seeking indemnification with respect to the selection of competent legal counsel; and (b) the Corporation pays all reasonable fees and costs incurred by the attorney in defending the Covered Person (subject to the Corporation’s right to recover such fees and costs if it is determined at the conclusion of the action, suit or proceeding that there is no right of indemnification). Notwithstanding any other provision of this Section 8.4, the Corporation shall not be responsible for indemnification of, or the advancement of expenses to, any Covered Person who declines to use counsel reasonably selected by the Corporation as provided in this Subsection 8.4.8. Counsel shall be deemed to be reasonably selected by the Corporation if such counsel is a competent attorney who can independently represent the Covered Person consistent with the applicable ethical standards of the Code of Professional Responsibility.

Section 8.5.   Interested Directors; Quorum.  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 8.6.   Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 8.7.   Record of Stockholders.  The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation’s stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

Section 8.8.   Addresses of Stockholders.  Each stockholder shall furnish to the Secretary of the Corporation or the Corporation’s transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder’s address last known to the Secretary or transfer agent.

Section 8.9.   Amendment of Bylaws.  The Board of Directors is authorized to adopt, amend or repeal these Bylaws at any annual meeting of the Board of Directors or any other meeting called for that purpose. The holders of shares of Common Stock entitled to vote also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Certificate of Incorporation or an amendment to the Bylaws adopted by the holders of Common Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Common Stock.

EXHIBIT D

Colorado Dissenters’ Rights Statute

COLORADO BUSINESS CORPORATION ACT
Article 113 — Dissenters’ Rights

7-113-101. DEFINITIONS

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II)  (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, ss.30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the Board.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS’ RIGHTS

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

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7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. DISSENTERS’ NOTICE

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

 (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty-days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation’s principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make the dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current records of shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.